                                                          Exhibit 10. (iv)(H)(2)


                      MONTGOMERY WARD & CO., INCORPORATED

                               Second Amendment
                                    to the
                      Montgomery Ward & Co., Incorporated
                        Savings and Profit Sharing Plan

                              Dated: May 29, 1997

     WHEREAS, Montgomery Ward & Co., Incorporated, an Illinois corporation ("Ward"), maintains the Montgomery Ward & Co., Incorporated Savings and Profit Sharing Plan ("Plan"); and

     WHEREAS, pursuant to Section 18 AMENDMENT OR TERMINATION OF THE PLAN AND TRUST, the Board of Directors of Ward ("Board") has reserved the power to amend the Plan; and

     WHEREAS, the Board desires to amend the Plan.

     NOW, THEREFORE, the Plan is amended effective July 1, 1997, in the following manner:

     1. The name of the Plan is hereby changed from the "Montgomery Ward & Co., Incorporated Savings and Profit Sharing Plan" to the "Montgomery Ward & Co., Incorporated Savings Plan." Effective for periods beginning on or after July 1, 1997, all references to the "Montgomery Ward & Co., Incorporated Savings and Profit Sharing Plan" shall be hereby changed and the Plan shall be referred to henceforth as the "Montgomery Ward & Co., Incorporated Savings Plan."

     2. The text of Section 2.34 "Plan" is amended by adding the following to the end thereof:

     "For periods beginning on or after July 1, 1997, Plan means the Montgomery Ward & Co., Incorporated Savings Plan, as the same may be amended from time to time."

     3. SECTION 2 DEFINITIONS is hereby amended by adding the following new definitions:

          "2.21A 'Full-Time' means an Associate who is classified as working thirty (30) hours or more per week on a continuing basis.

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          2.33A 'Part-Time' means an Associate who is classified as working less than thirty (30) hours per week on a continuing basis.

          2.44A 'Supplemental Matching Contribution' and 'Supplemental Matching Contribution Account' mean those contributions made for periods beginning on or after July 1, 1997, pursuant to Section 6.1, if any, and that portion of a Member's Account to which such contributions are credited.

          2.45A 'Temporary' means an Associate who is employed for a period of less than ninety (90) days."

     4. The text of Section 3.1(b) is hereby amended by adding the following as the second sentence thereof:

     "An Eligible Associate who is not employed by either Signature Financial/Marketing, Inc. or Lechmere, Inc. shall become eligible to receive Supplemental Matching Contributions as provided in Section 6.1 beginning with the first full pay period which occurs in the month following the later of (i) the date on which the Eligible Associate attains age twenty-one (21); or (ii) the date on which he completes one (1) Year of Service."

     5. The text of Section 3.1 is hereby amended by adding the following to the end thereof:

          "(e) Notwithstanding the foregoing, with respect to periods beginning on or after July 1, 1997, each Full-Time Associate who is not a Temporary Associate, who is not employed by either Signature Financial/Marketing, Inc. or Lechmere, Inc. and who has attained the age of twenty-one (21) shall be eligible to participate in the Plan solely with respect to SECTION 4 REQUIRED BASIC CONTRIBUTIONS AND SECTION 5 PRE-TAX SUPPLEMENTAL CONTRIBUTIONS AND AFTER-TAX CONTRIBUTIONS, in the manner described therein, as of the first day of the fourth calendar month following commencement of such Associate's employment with the Company. Solely with respect to contributions made to the Plan on behalf of an Associate who has not yet met the eligibility requirements of Section 3.1(b) pursuant to SECTION 4,
     SECTION 5 and Section 10.6, which relates to rollover contributions, such an Associate shall be treated as a Member with respect to such contributions."

     6. The text of Section 4.1 is hereby amended by adding the following sentence to the end thereof:

     "Notwithstanding the foregoing, with respect to periods beginning on or after July 1,

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     1997, each Full-Time Associate who is not a Temporary Associate, who is not
     employed by Electric Ave. & More, Signature Financial/Marketing, Inc. or Lechmere, Inc. and who has not yet met the eligibility requirements of
     Section 3.1(b) may contribute an amount equal to not less than nor more than three percent (3%) of his Compensation on an after-tax basis."

     7. The text of Section 5.1(a) is hereby amended by adding the following sentence as the second sentence thereof:

     "Notwithstanding the foregoing, with respect to periods beginning on or after July 1, 1997, each Full-Time Associate who is not a Temporary Associate, who is not employed by either Signature Financial/Marketing, Inc. or Lechmere, Inc. and who has not yet met the eligibility requirements of Section 3.1(b) and who has made Basic Contributions as provided in
     Section 4.1, may elect to reduce his Compensation by an amount not less than one percent (1%) and not more than ten percent (10%) of such Compensation for such Plan Year in any whole percentage in accordance with procedures adopted by the Committee, which procedures may include limitations on the elections of Highly Compensated Associates, and the Employer shall contribute such amount to the Plan on behalf of the Associate as a Pre-Tax Supplemental Contribution."

     8. The text of Section 5.1(b)(vi) is hereby amended by adding the following sentence to the end thereof:

     "Notwithstanding the foregoing, for purposes of determining whether the Plan satisfies the actual deferral percentage test, the Plan may be treated as comprising separate plans as described in sections 1.410(b)-6(b)(3) and 1.410(b)-7(c)(3) of the Regulations."

     9. The text of Section 6.1 is hereby amended by adding the following to the end thereof:

     "For periods beginning on or after July 1, 1997, the Company shall make no Matching Contributions with respect to a Member's Basic Contribution unless such Member is employed by either Signature Financial/Marketing, Inc. or Lechmere, Inc. in which case the Company shall make a Matching Contribution equal to twenty-five percent (25%) of the amount of the Basic Contributions made by the Member pursuant to Section 4.1. For periods beginning on or after July 1, 1997, the Company shall contribute in respect of each pay period on behalf of each of the Eligible Associates who are Members and who are not employed by either Signature Financial/Marketing, Inc. or Lechmere, Inc. with respect to Supplemental Matching Contributions, a certain percentage, as specified in the chart below, of the amount of the Pre-Tax Supplemental Contributions made by such Member pursuant to Section 5.1(a) (with no such Member's Pre-Tax Supplemental Contributions in excess of three percent (3%) of such Member's Compensation counted

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     for this purpose) as Supplemental Matching Contributions.


               Supplemental Matching Contribution on First 3% of
                      Pre-Tax Supplemental Contributions
                      ----------------------------------


                                                  Percent of Eligible
                                                  Pre-Tax Supplemental
          Member's Age as of each January 1       Contributions Matched
          ---------------------------------       ---------------------
               Under 40 years                                5%
               40-44 years                                  10%
               45-49 years                                  15%
               50-54 years                                  30%
               55-59 years                                  40%
               60 years and over                            50%.

     For purposes of determining a Member's Supplemental Matching Contribution, a Member's age on January 1 will be his age on his next birthday if such birthday is on or before June 30, or his age on his last birthday if his next birthday is on or after July 1."

     10. The text of Section 6.3(b) is hereby amended by adding the following sentence to the end thereof:

     "Notwithstanding the foregoing, for purposes of determining whether the Plan satisfies the average contribution percentage test, the Plan may be treated as comprising separate plans as described in sections 1.401(b)- 6(b)(3) and 1.410(b)-7(c)(3) of the Regulations."

     11. The text of Section 9.2 is hereby amended by deleting the second sentence thereof and inserting the following in lieu thereof:

     "Effective for periods beginning on or after July 1, 1997, a Member may, by making a telephonic investment direction, specify the percentage (in multiples of five percent (5%) or such other percentage as the Committee may determine) of such Member's Account that shall be invested in one or more of the Funds designated by the Committee pursuant to the uniform and nondiscriminatory procedures established by the Committee. Unless an effective investment direction is received, all amounts with respect to which the Member is permitted investment direction shall be invested in Fund A."

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

     12. The text of Section 9.3 is hereby amended by adding the following to the end thereof:

     "Effective July 1, 1997, a Member may change an investment direction as to his Account once in each calendar month, by providing a telephonic notice of such change in investment direction (or by such other method as the Committee may permit). With respect to future contributions, such telephonic notice shall be processed in due course and will be effective as soon as administratively feasible. With respect to a change in the investment of a Member's existing Account balances, such change will be processed in due course and will be effective as soon as administratively feasible."

     13. The text of Section 9.4 is hereby amended by adding the following to the end thereof:

     "Notwithstanding the foregoing, for periods beginning on or after July 1, 1997, a Member may change an investment direction as to future contributions in the manner as described in Sections 9.2 and 9.3."

     14. The text of Section 9.5 is hereby amended by deleting the second and third sentences thereof.

     15. Section 9.6 is hereby amended by adding the following to the end thereof:

     "For periods beginning on or after July 1, 1997, for each Member, other than a Member employed by Lechmere, Inc., Basic Contributions and all amounts in such Member's Transferred Contribution Account shall be invested as directed by the Member pursuant to the provisions of Sections 9.2 and 9.3."

     16. The text of Section 11.2 is amended by deleting the first three sentences thereof in their entirety and inserting the following in lieu thereof:

          "Each Eligible Associate who becomes a Member of the Plan after June 30, 1994 shall have a nonforfeitable interest in amounts credited to his Matching Contribution Account, Profit Sharing Contribution Account, and, with respect to periods beginning on or after July 1, 1997, his Supplemental Matching Contribution Account, if applicable, in accordance with the following schedule:

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
                     Years of                       Vested
                      Service                     Percentage
                     --------                     ----------
                    less than 3                       0%
                    3 or more                       100%.

          Notwithstanding the foregoing, a Member who is employed by the Company on his (i) normal retirement date, as determined under the Retirement Security Plan, (ii) death or (iii) disability, shall have a nonforfeitable interest in his Matching Contribution Account, Profit Sharing Contribution Account and, with respect to periods beginning on or after July 1, 1997, his Supplemental Matching Contribution Account, if applicable, as of such normal retirement date, death or disability. Furthermore, an Associate who terminates in his third year of employment shall have a nonforfeitable interest in his Matching Contribution Account, Profit Sharing Contribution Account and, with respect to periods beginning on or after July 1, 1997, his Supplemental Matching Contribution Account, if applicable, if he performs two (2) Years of Service and at least twenty (20) weeks of Service in his third (final) year of employment."

     17.  Section 11.6(c), currently titled "Supplemental Contribution
                                             -------------------------
Accounts", is amended by retitling such section as "After-Tax Supplemental
--------                                            ----------------------
Contribution Account, Pre-Tax Supplemental Contribution Account, Matching
-------------------------------------------------------------------------
Contribution Account, Basic Contribution Account and Profit-Sharing Plan Balance
--------------------------------------------------------------------------------
Account", and by deleting the text thereof and inserting the following in lieu
-------
thereof:

     "Subject to Subsection (a) above, upon a showing of immediate and heavy financial hardship caused by unusual expenses beyond the control of a Member, the Committee may permit a Member to withdraw amounts credited to his:

          (i)    After-Tax Supplemental Contribution Account;

          (ii) Pre-Tax Supplemental Contribution Account (exclusive of earnings thereon credited on or after January 1, 1989); and

          (iii) for periods beginning on or after July 1, 1997, and for Members other than Members employed by either Signature Financial/Marketing, Inc. or Lechmere, Inc.:

                 (A)  the vested portion of his Matching Contribution Account;

                 (B)  amounts credited to his Basic Contribution Account; and

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

                 (C)  his Profit-Sharing Plan Balance Account.

     The amount of the withdrawal may not exceed the amount required to meet the immediate and heavy financial need created by such hardship (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution) and not reasonably available from other resources of the Member, including amounts available for withdrawal under Subsection (b) above and (f) below and amounts available for loan under SECTION 15 of this Plan or any other plan maintained by a Participating Company. To the extent administratively feasible, such withdrawals shall be charged against the Member's Account, to the extent applicable, in the following order:


                 (i) first, against the Member's Profit-Sharing Plan Balance Account, if any;

                 (ii) second, against the Member's pre-1987 after-tax contributions, if any;

                 (iii) third, against the Member's post-1986 after-tax contributions and any earnings thereon, if any;

                 (iv) fourth, against the earnings on the Member's pre-1987 after-tax contributions, if any;

                 (v) fifth, against the Member's Pre-Tax Supplemental Contribution Account, if any; and

                 (vi) sixth, against the vested portion of the Member's Matching Contribution Account, if any."

     18. The text of Section 11.6(e) is hereby deleted in its entirety and the following is inserted in lieu thereof:

     "Any Member who makes a hardship withdrawal of amounts credited to his Pre-Tax Supplemental Contribution Account pursuant to Subsection (d) of this
     Section 11.6 shall not be permitted to make Pre-Tax Supplemental Contributions under the Plan until the first day of the Plan Year following the 12-month period immediately following the date on which such hardship withdrawal is received."

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

     19. The Plan is hereby amended by retitling the text of Section 11.6(g) as Section 11.6(h) and by adding new text for Section 11.6(g) to read as follows:

     "After-Tax Supplemental Contribution Account, Basic Contribution Account
      -----------------------------------------------------------------------
     and Profit-Sharing Plan Balance Account.  Subject to Subsection (a) above,
     ---------------------------------------
     upon a showing of need as described below, the Committee may permit a Member, other than a Member employed by either Signature Financial/Marketing, Inc. or Lechmere, Inc., to withdraw not more frequently than once during each Plan Year amounts credited to his After-Tax Supplemental Contribution Account; for periods beginning on or after July 1, 1997, amounts credited to his Basic Contribution Account; and amounts credited to his Profit-Sharing Plan Balance Account; provided, however, that the minimum withdrawal that may be made by a Member is five hundred dollars ($500.00). For purposes of this Subsection (g), withdrawals will be permitted only if the withdrawal is needed to pay for:

                 (i) adoption fees associated with the Member's adoption of a child under the age of eighteen (18);

                 (ii)    child care expenses for the Member's children;

                 (iii) adult care expenses for the Member or the Member's spouse, child, parent or sibling;

                 (iv) expenses related to the purchase or repair of the Member's automobile, or payments to prevent the repossession of the Member's automobile;

                 (v) expenses related to home repairs or improvements undertaken by the Member;

                 (vi) payments by the Member to prevent eviction or foreclosure on any residence, including, but not limited to, mortgage, rent or tax payments;

                 (vii) legal expenses for the Member or the Member's spouse, child or parent;

                 (viii) primary or secondary school tuition expenses for the Member's children; and

                 (ix) any financial hardship as determined by the Administrative Director."

     20. The text of Section 16.4(c) is deleted in its entirety and the following is inserted in lieu thereof:

          "to make such amendments in the Plan and Trust Agreement as it deems necessary or appropriate;".

     21. The text of Section 18.1 is hereby amended by deleting the first sentence thereof and inserting the following in lieu thereof:

          "Subject to the provisions of Section 16.4(c), the Board of Directors reserves the right at any time to amend, suspend, discontinue or terminate the Plan, any contributions thereunder, the Trust, in whole or in part and for any or no reason and without the consent of any Participating Company, Member, Beneficiary or Surviving Spouse; and the Committee may adopt amendments as it deems necessary or appropriate."

     22. In all other respects, the Plan, as amended, shall continue in full force and effect.

                                   MONTGOMERY WARD & CO., INCORPORATED



                                   By: _____________________________

                                   Its:_____________________________



ATTEST:



By:_____________________________

Its: ___________________________

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